Exhibit 10.8

VISION MARINE TECHNOLOGIES INC.

SUBSCRIPTION AGREEMENT

Instructions to Complete Subscription Agreement:

The following items in this Subscription Agreement must be completed. Please initial each applicable box. If the Subscriber is acting on behalf of more than one disclosed principal, a separate subscription agreement must be completed for each disclosed principal.
All Subscribers
All Subscriber and subscription information in the boxes on pp. 1-2.
Accredited Investors
Schedule A – Representation Letter (including Exhibit A and B thereto)
Family, Friends and Business Associates
Schedule B – Representation Letter
Ontario Family, Friends and Business Associates
Schedule C – Risk acknowledgement Form for Ontario Family, Friends and Business Associates
Saskatchewan Family, Friends and Business Associates
Schedule D –Risk acknowledgement Form for Saskatchewan Family, Friends and Business Associates
If the Subscribers is not resident in Canada or the United States
Schedule E – Offshore Purchaser Certificate
If the Subscribers is a resident in the United States
Schedule F – U.S. Purchaser Certificate
All Subscribers
Schedule G – Information regarding the Subscriber
Schedule H – Wire Instructions (CAD)
Schedule I – Wire Instructions (USD)
You may not change any part of this Subscription Agreement without the consent of the Issuer.

Instructions for Delivery of Completed Subscription Agreement and Payment of Aggregate Subscription Price:

A duly completed and originally executed copy of this Agreement and the other documents required to be delivered with this Agreement must be delivered, forty-eight (48) hours prior to the Closing Date, to Renno & Co Inc. c/o Toufic Adlouni, 3 Place Ville-Marie, suite 400, Montreal, Quebec, H3B 2E3, (514) 898-9576, Email: toufic@rennoco.com

VISION MARINE TECHNOLOGIES INC.

SUBSCRIPTION AGREEMENT FOR SHARES

TO:	VISION MARINE TECHNOLOGIES INC. (the “Issuer”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Issuer the number of shares of the Issuer (the “Shares”) set forth below, each share being (1) Voting Common Share - Series Investor 2 in the capital of the Corporation (a “Share”), for the aggregate consideration set forth below, representing a subscription price of [------------] ($[----] CAD) per Share, upon and subject to the terms and conditions set forth in this Subscription Agreement (hereafter: the “Agreement”), and the term sheet with respect to the offering of the Shares attached hereto. The Subscriber further agrees, without limitation, that the Issuer may rely upon the Subscriber's representations, warranties and covenants contained in this Agreement.

SUBSCRIBER AND SUBSCRIPTION INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below.

(Name of Subscriber)

Signature:

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Subscriber’s Residential Address, including municipality, province and postal code)

Beneficial Subscriber Information (Please complete if purchasing as agent or trustee for a principal (a "Beneficial Subscriber") and not purchasing as agent or trustee for accounts fully managed by the Subscriber)

(Name of Beneficial Subscriber for whom Subscriber is contracting)

(Beneficial Subscriber’s Residential Address, including municipality, province and postal code)

(Telephone Number)

(Social Insurance Number, Corporate/Business Number or Tax

Identification Number)

(Fax Number)

(Email Address)

Number of Shares: Subscription Price Per Share: CAD $[----] Aggregate Subscription Price: (# of Shares x CAD $[----])

Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Municipality, Province and Postal Code)	Delivery Instructions as set forth below: ☐ same as Registered Address (otherwise complete below) (Name) (Account Reference, if applicable) (Address, including Municipality, Province and Postal Code)
(Contact Name) (Telephone Number)

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

☐	owns directly or indirectly, or exercises control or direction over, no common shares of the Issuer or securities convertible into common shares in the capital of the Issuer (excluding the securities subscribed for herein); or

☐	owns directly or indirectly, or exercises control or direction over, common shares of the Issuer and convertible securities entitling the Subscriber to acquire an additional common share in the capital of the Issuer (excluding the securities subscribed for herein).

B.	“Insider” Status

The Subscriber either [check appropriate box]:

☐

is an “Insider” of the Issuer by virtue of being:

(a)       a director or senior officer of the Issuer;

(b)       a director or senior officer of an issuer that is an Insider or subsidiary of the Issuer;

(c)       a person that beneficially owns or controls, directly or indirectly, voting shares of the Issuer carrying more than 10% of the voting rights attached to all the Issuer’s outstanding voting shares; or

(d)       the Issuer itself if it holds any of its own securities; or

☐	is not an Insider of the Issuer.

C.	Member of “Pro Group”

The Subscriber either [check appropriate box]:

☐

is a member of the “Pro Group” as either individually or as a group:

(a)       the member (i.e. a member of the Exchange under the Exchange requirements);

(b)       employees of the member;

(c)       partners, officers and directors of the member;

(d)       affiliates of the member; or

(e)       associates of any parties referred to in subparagraphs (a) through (d); or

☐	is not a member of the “Pro Group.”

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement (including all applicable Schedules).

Signed this               day of                      , 20___.

VISION MARINE TECHNOLOGIES INC.

By:
Mr. Alexandre Mongeon Authorized signing officer

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES OF

VISION MARINE TECHNOLOGIES INC.

1.	Interpretation

1.1	Definitions. Unless the context otherwise requires, the following terms have the following meanings:

(a)	“$” means lawful money of Canada;

(b)	“Act” means the Income Tax Act (Canada), together with any and all regulations promulgated thereunder, as amended from time to time and including any specific proposals to amend the Act that are publicly announced by the Minister of Finance (Canada) to have effect prior to the date hereof;

(c)	“Agreement” or “Subscription Agreement” means this subscription agreement as the same may be amended, supplemented or restated from time to time;

(d)	“Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Montreal, Quebec;

(e)	“Closing” means the closing on the Closing Date of the issue and sale of the Shares as contemplated by this Subscription Agreement;

(f)	“Closing Date” means on or about August 30th, 2019, or such other date as may be determined by the Issuer;

(g)	“Closing Time” means 10:00 a.m. (Montreal time) on the Closing Date or such other time as may be determined by the Issuer;

(h)	“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(i)	“Securities” means the common shares of the Issuer comprising the Shares;

(j)	“Securities Laws” means the securities laws, regulations and rules, and the blanket rulings and policies and written interpretations of, and multilateral or national instruments adopted by, the Securities Regulators of all of the Selling Jurisdictions or, as the context may require, any one or more of the Selling Jurisdictions;

(k)	“Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires;

(l)	“Selling Jurisdictions” means all of the provinces of Canada and such additional jurisdictions in Canada and elsewhere as may be determined by the Issuer; and “Selling Jurisdiction” means, in the case of any Subscriber, the province of Canada or other jurisdiction in which such Subscriber resides;

(m)	“Tax Act” means the Income Tax Act (Canada), as amended;

(n)	“Transaction Agreements” means this Agreement and all schedules and exhibits attached hereto; and

(o)	“U.S. Purchaser” is (a) any “U.S. person” as defined in Regulation S of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (b) any person purchasing securities on behalf of any “U.S. Person” or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered. “U.S. person” includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person.

2.	Terms of the Offering

2.1	The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Beneficial Subscriber on whose behalf the Subscriber is contracting) that this subscription is subject to rejection or allotment by the Issuer in whole or in part.

2.2	If this Subscription Agreement is rejected in whole, any payment delivered by or on behalf of the Subscriber on account of the aggregate subscription price for the Shares subscribed for will be promptly returned without interest or deduction. If this Subscription Agreement is accepted only in part, payment representing the amount by which the payment delivered by or on behalf of the Subscriber exceeds the subscription price of the number of Shares sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement will be promptly delivered to the Subscriber without interest or deduction.

3.	Representations, Warranties and Covenants of the Subscriber

By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of each Beneficial Subscriber for whom it is contracting hereunder) represents, warrants, and covenants to the Issuer (and acknowledges that the Issuer and its counsel are relying thereon) that:

3.1	it has been independently advised as to restrictions with respect to trading in and the restricted period or statutory hold period applicable to the Securities imposed by applicable Securities Laws in the jurisdiction in which it resides and the policies of any stock exchange to which they are subject, confirms that no representation has been made to it by or on behalf of the Issuer with respect thereto, acknowledges that it is aware of the characteristics of the Shares, the risks relating to an investment therein, and that it may not be able to resell the Securities until the expiration of the applicable hold period except in accordance with limited exemptions under applicable Securities Laws and it agrees that any certificates representing the Securities may bear a legend indicating that the sale of such securities is restricted. The Subscriber further acknowledges that it should consult its own legal counsel in its jurisdiction for full particulars of applicable resale restrictions;

3.2	it has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document describing the business and affairs of the Issuer which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Shares, and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the Internet (including without limitation the Issuer's web site) with respect to the distribution of the Shares or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

3.3	if less than a complete copy of this Subscription Agreement is delivered to the Issuer or its counsel, the Issuer and its advisors are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered, unaltered;

3.4	the Subscriber and, if applicable, each Beneficial Subscriber is resident, or if not an individual, has a head office, in the jurisdiction indicated on page (ii) of this Subscription Agreement as the “Subscriber's Residential Address” and the “Beneficial Subscriber's Residential Address”, respectively, and such address was not created and is not used solely for the purpose of acquiring Shares. The Subscriber intends that the applicable laws of that jurisdiction govern the Subscriber's purchase of the Shares and is not aware of any reason why the laws of such jurisdiction would not govern such purchase. The purchase by and sale to the Subscriber of the Shares, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale (whether with or with respect to the Subscriber or any Beneficial Subscriber) has occurred only in such jurisdiction;

3.5	if the Subscriber is resident in Canada or otherwise subject to applicable Securities Laws and it is purchasing the Shares as principal or deemed to be purchasing as principal in accordance with applicable Securities Laws, it is either (i) an “accredited investor” as defined in Regulation 45-106 respecting Prospectus Exemptions (Quebec) (“Regulation 45-106”) and has concurrently executed and delivered to counsel to the Issuer a Representation Letter in the form attached as Schedule A to this Subscription Agreement indicating that the Subscriber fits within one of the categories of “accredited investor” set forth in such definition; (ii) an individual qualified as “Family, Friends and Business Associates” as defined in Regulation 45-106 respecting Prospectus Exemptions and has concurrently executed and delivered to counsel to the Issuer a Representation Letter in the form attached as Schedule B to this Subscription Agreement indicating that the Subscriber fits within one of the categories of “Family, Friends and Business Associates” set forth in such definition; (iii) not an individual, is subscribing for Shares with an aggregate acquisition cost of not less than $150,000 paid in cash at Closing, and was not created and is not used solely to purchase or hold securities in reliance on the exemption from the prospectus requirement of Securities Laws contained in Section 2.10 of Regulation 45-106; or (iv) is not a resident of Canada or the United States and Section 3.7 applies to it; or (v) is a U.S. Purchaser and Section 3.8 applies to it.

3.6	if the Subscriber is resident in Canada or otherwise subject to applicable Securities Laws and it is neither purchasing as principal nor deemed to be purchasing as principal in accordance with applicable Securities Laws, it is duly authorized to enter into and deliver this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of and as agent for each Beneficial Subscriber, each of whom is named under “Name of Beneficial Subscriber for whom Subscriber is contracting” on page 1 of this Agreement, and to provide and agree to each Subscriber’s representations, warranties and covenants on behalf of such Beneficial Subscriber, it acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each Beneficial Subscriber of Shares for whom it may be acting, and if it is acting as agent for one or more Beneficial Subscribers, each of such Beneficial Subscribers is purchasing as principal for its own account, and all of the representations, warranties and covenants, excluding this paragraph are also given in respect of such Beneficial Subscriber. The Beneficial Subscriber is either (i) an “accredited investor” as defined in Regulation 45-106 and the Subscriber has concurrently executed and delivered to the Issuer a Representation Letter in the form attached as Schedule A to this Subscription Agreement indicating that the Beneficial Subscriber fits within one of the categories of “accredited investor” set forth in such definition; or (ii) not an individual, is subscribing for Shares with an aggregate acquisition cost of not less than $150,000 paid in cash at Closing, and was not created and is not used solely to purchase or hold securities in reliance on the exemption from the prospectus requirement of Securities Laws contained in Section 2.10 of Regulation 45-106;

3.7	if the Subscriber (or any Beneficial Subscriber) is not resident of Canada or the United States:

(i)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) and which would apply to the acquisition of the Securities.

(ii)	the Subscriber is purchasing the Securities pursuant to exemptions from prospectus and registration requirements or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions.

(iii)	the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscriber’s Securities.

(iv)	the purchase of the Securities by the Subscriber does not trigger:

(A)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction.

(v)	the Subscriber will, if requested by the Company, prior to the Closing Date, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in the entirety of Section 3.7 above, acting reasonably.

(vi)	The Subscriber has completed, executed and delivered to the Company within the applicable time period the Offshore Subscriber Certificate attached as Schedule E.

3.8	if it is a “U.S. Purchaser”, it and each person on whose behalf the Subscriber is contracting is a resident in the United States, it has concurrently executed and delivered the “Certification of U.S. Purchaser” in the form attached hereto as Schedule F and will provide such evidence of compliance with all matters described in such Certification of U.S. Purchaser as the Issuer or its counsel may request including that: (a) the purchase of the Shares does not contravene any of the applicable securities laws in the Subscriber’s jurisdiction of residence and does not trigger (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise, or (ii) any registration or other obligation on the part of the Issuer; and (b) the sale of the Shares as contemplated in this Subscription Agreement would, if completed, be made pursuant to an exemption from the prospectus and registration requirements under applicable securities legislation of the Subscriber’s jurisdiction of residence;

3.9	the Subscriber is aware that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state and that the Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act or applicable state laws or compliance with requirements of an exemption from registration and it acknowledges that the Issuer has no present intention of filing a registration statement under the U.S. Securities Act or applicable state laws in respect of the Securities;

3.10	the Subscriber undertakes and agrees that it will not offer or sell any of the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available;

3.11	in connection with any underwritten public offering by the Issuer of its equity securities pursuant to a registration statement filed under the U.S. Securities Act, upon the request of the Issuer or the underwriters managing such offering, during the Lock-up Period (as defined below) the Subscriber shall not, without the prior written consent of the Issuer or its underwriters, directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Securities. For this purpose, the “Lock-up Period” means such period of time after the effective date of the registration as is requested by the Issuer or the underwriters; provided that such period shall not exceed six (6) months and a day (or such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers, as amended, or any similar successor rules). The Issuer’s underwriters shall be beneficiaries of the provisions set forth in this Section 3.11, and the Subscriber shall execute and deliver such agreements as may be reasonably requested by the Issuer or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In addition, if requested by the Issuer or the underwriters of common shares (or other securities) of the Issuer, the Subscriber shall provide, within ten (10) days of such request, such information as may be required or reasonably requested by the Issuer or the underwriters in connection with the completion of any public offering of the Issuer’s securities pursuant to a registration statement filed under the U.S. Securities Act. The Issuer may impose stop-transfer instructions with respect to the Securities subject to the foregoing restriction until the end of said six (6) month and one day (or other) period. The Subscriber agrees, and will cause any transferee to agree, that any transferee of the Securities shall be bound by this Section 3.11;

3.12	it undertakes to immediately notify the Issuer of any change in any statement or other information set forth herein relating to the Subscriber or any person for whom it is contracting which takes place prior to the Closing Time;

3.13	it acknowledges that:

(a)	no Securities Regulator, securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(d)	the Subscriber will comply with all applicable Securities Laws concerning the subscription, purchase, holding, exercise and resale of the Securities and will not resell any of the Securities except in accordance with the provisions of applicable Securities Laws;

(e)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus or offering memorandum and to sell securities through a person or Issuer registered to sell securities under the applicable Securities Laws and, as a consequence of acquiring securities under this exemption, certain protections, rights and remedies provided by applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(f)	the common law may not provide the Subscriber with an adequate remedy in the event that the Subscriber suffers investment losses in connection with securities acquired in a private placement;

(g)	the Subscriber may not receive information that would otherwise be required to be provided to it under applicable Securities Laws;

(h)	an investment in the Shares involves a high degree of risk and the Subscriber may lose its entire investment;

(i)	the Subscriber is aware of the characteristics of the Shares in general and the Shares in particular, and the risks relating to an investment in the Shares, and has the sophistication and experience in business and financial matters (or has received appropriate independent advice) to be capable of evaluating the merits and risks of the investment in the Shares. The Subscriber is able, without impairing the Subscriber’s financial condition, to bear the economic risk of, and withstand a complete loss of, the investment in the Shares;

(j)	the Issuer may complete additional financings in the future in order to develop the business of the Issuer and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders or security holders of the Issuer, including the Subscriber;

(k)	the offer, issuance, sale and delivery of the Shares is conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Shares under the Securities Laws of the Selling Jurisdictions or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(l)	the Subscriber has relied solely upon publicly available information relating to the Issuer and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer;

(m)	the Issuer and each of its officers, directors, employees, agents and representatives and its legal counsel assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the publicly available information available to the Subscribers or as to whether all information concerning the Issuer required to be disclosed by the Issuer or filed by the Issuer under Securities Laws has been disclosed or filed; and the Subscriber acknowledges that the decision to purchase the Shares was made solely on the basis of currently available public information and this Subscription Agreement;

(n)	the Issuer has the right to accept or reject the Subscriber’s subscription in whole or in part;

(o)	the Issuer’s counsel are acting as counsel to the Issuer, and not as counsel to the Subscriber;

3.14	If the Issuer is not a resident of Canada, the Issuer hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Issuer's subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable Securities Laws or other laws of the Issuer's jurisdiction.

3.15	if the Subscriber is an individual, the Subscriber is of the full age of majority and is legally competent to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to take all action required pursuant hereto;

3.16	if the Subscriber is acting as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by and, when accepted by the Issuer, will constitute a legal, valid, binding and enforceable obligation of the Subscriber;

3.17	if the Subscriber is acting as agent for a Beneficial Subscriber, this Subscription Agreement has been duly and validly authorized, executed and delivered by and on behalf of, and when accepted by the Issuer, will constitute a legal, valid, binding and enforceable obligations of such Beneficial Subscriber;

3.18	if it is not an individual, it has the requisite power, authority, legal capacity and competence to enter into, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder and further certifies that all necessary approvals of directors, shareholders, partners, trustees or otherwise have been given and obtained, it was not created solely and is not being used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in Section 1.1 of Regulation 45-106 or in reliance on the prospectus exemption provided in Section 2.10 of Regulation 45-106 (as applicable) and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement;

3.19	if the Subscriber is not an individual, the Subscriber has been duly organized and is validly existing under the laws of its jurisdiction of incorporation or formation and the laws of any other jurisdiction in which its properties or operations require qualification;

3.20	it is capable of assessing the proposed investment in the Shares as a result of the Subscriber's own experience or as a result of advice received from a person registered under applicable Securities Laws;

3.21	it is aware of the characteristics of the Shares and acknowledges that there are risks relating to the purchase of the Shares and an investment therein;

3.22	it is not acting jointly or in concert with any other subscriber for Shares for the purpose of the acquisition of the Shares;

3.23	if required by applicable Securities Laws, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Shares;

3.24	the entering into and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Shares and the completion of the transactions contemplated hereby will not result in a violation of, or create a state of facts which, after notice or lapse of time, or both, would constitute a violation of any of the terms or provisions of any law, statute, regulation, rule, judgment, decree, order or ruling applicable to the Subscriber (including applicable Securities Laws) or any agreement to which the Subscriber is a party or by which it is bound, or if the Subscriber is not an individual, any of the Subscriber’s constating documents;

3.25	the Subscriber acknowledges that it has been encouraged to and should obtain independent legal, tax and investment advice with respect to its subscription for these Shares and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement;

3.26	it acknowledges the offer of the Shares does not constitute a recommendation to purchase the Shares or financial product advice and the Subscriber acknowledges that the Issuer has had no regard to the Subscriber's particular objectives, financial situation and needs;

3.27	it acknowledges and confirms that no representation has been made to it with respect to the future value or price of any of the Securities, that any person will resell or repurchase the Securities or that any person will refund all or any part of the aggregate subscription price of the Shares other than as provided in this Subscription Agreement;

3.28	The Subscriber is aware that: (a) the Corporation is not a "reporting issuer" or the equivalent in any jurisdiction and, accordingly, the Shares will be subject to an indefinite hold period under Securities Laws; (b) the Shares are not listed on any stock exchange and no public market exists for the Shares; (c) the Shares are subject to transfer restrictions contained in the Corporation's constating documents and this Agreement; and (d) the Subscriber may not be able to resell the Shares except in accordance with limited exemptions under Securities Laws.

3.29	it acknowledges that the certificates representing the Securities may bear restrictive legends if required by applicable Securities Laws and stock exchange rules;

3.30	the funds which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, under the PCMLA. To the best of the knowledge of the Subscriber: (a) none of the subscription funds to be provided by the Subscriber: (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and will provide the Issuer with appropriate information in connection therewith;

3.31	the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the applicable Securities Laws) in the affairs of the Issuer that has not been generally disclosed to the public;

3.32	the Subscriber has not received and does not expect to receive any financial assistance from the Issuer, directly or indirectly, in respect of the Subscriber's purchase of Shares;

3.33	there is no person acting or purporting to act on behalf of the Subscriber (including any Beneficial Subscriber), in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee. If any other person establishes a claim that any fee or other compensation is payable in connection with this subscription for Shares on account of the Subscriber's subscription, the Subscriber covenants to indemnify and hold harmless the Issuer with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

3.34	The Subscriber has had an opportunity to discuss the Corporation's business, management, financial affairs and the terms and conditions of the offering of the Shares with the Corporation's management and has had an opportunity to review the Corporation's facilities. The foregoing, however, does not limit or modify the representations and warranties of the Issuer in Section 4 of this Agreement or the right of the Subscriber to rely thereon.

3.35	Neither the Subscriber, nor any of its officers, directors, employees, agents, attorneys, shareholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

3.36	The Subscriber acknowledges that it is not relying upon any Person, other than the Issuer and its officers and directors, in making its investment or decision to invest in the Issuer. The Subscriber agrees that neither any Subscriber nor the respective controlling Persons, officers, directors, partners, agents, attorneys or employees of any Subscriber shall be liable to any other Subcriber for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

3.37	If the Subscriber is an individual, then the Subscriber resides in the province, territory or country identified in the address of the Subscriber set forth on Page 1 of this Agreement ; if the Subscriber is a partnership, corporation, limited liability company or other entity, then the Subscriber resides in the province, territory or country in which the office or offices of the Subscriber's principal place of business is located as set out in Page 1 of this Agreement.

3.38	the representations, warranties, covenants and acknowledgments of the Subscriber herein are made with the intent that they be relied upon in determining the suitability of a purchaser of Shares and will be true and correct at the Closing Time on the Closing Date and will survive the completion of the issuance of the Shares. The Subscriber agrees to indemnify the Issuer and its directors, officers, employees, advisers, affiliates, shareholders and agents (including its legal counsel) from and against any and all losses, claims, costs, expenses, damages or liabilities whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) which any of them may suffer or incur based upon, arising out of or caused by reliance on such representations, warranties, acknowledgments and covenants. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time;

3.39	the Subscriber agrees to indemnify and hold harmless the Issuer and its directors, officers, employees, advisers, affiliates, shareholders and agents (including their respective legal counsel) from and against any and all losses, claims, costs, expenses, damages or liabilities whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) which any of them may suffer or incur based upon, arising out of or caused by any false representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Issuer in connection herewith.

4.	Representations, Warranties and Covenants of the Issuer

The Issuer hereby represents, warrants, and covenants and agrees to and with the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

4.1	the Issuer has the full corporate right, power and authority to execute and deliver this Subscription Agreement and to issue the Securities to the Subscriber;

4.2	each of the Issuer, and any subsidiary it may have, is licensed, registered or qualified as an extra- provincial or foreign corporation in all jurisdictions where the character of the property or assets thereof owned or leased or the nature of the activities conducted by it make licensing, registration or qualification necessary and is carrying on the business thereof in compliance with all applicable laws, rules and regulations of each such jurisdiction;

4.3	upon acceptance this Subscription Agreement constitutes a binding obligation of the Issuer enforceable in accordance with its terms;

4.4	the Issuer will make all necessary filings (including Form 45-106F1 – Report of Exempt Distribution and, if applicable, Form 45-106F6 – British Columbia Report of Exempt Distribution), obtain all necessary regulatory consents and approvals (if any), and pay all filing fees required to be paid in connection with the transactions contemplated by this Subscription Agreement;

4.5	the Issuer is a "private issuer" as that term is defined in National Instrument 45-106 of the Canadian Securities Administrators ("NI 45 106") or Regulation 45-106 in the Province of Québec;

4.6	the Issuer has been since its incorporation and will be, immediately after the Closing, a Canadian-controlled private corporation as defined in the Tax Act;

4.7	the Issuer, if applicable, is in compliance with all timely and continuous disclosure obligations under applicable Securities Laws and the policies, rules and regulations of any stock exchange, and, without limiting the generality of the foregoing, there has been no adverse material change (actual, proposed or prospective, whether financial or otherwise) in the business, results of operations, prospects, assets, liabilities (contingent or otherwise) or capital or financial condition of the Issuer on a consolidated basis which has not been publicly disclosed and all the statements set forth in all documents publicly filed by or on behalf of the Issuer pursuant to applicable Securities Laws were true, correct and complete and did not contain any misrepresentation as of the date of such statements and the Issuer has not filed any confidential material change reports since the date of such statements which remains confidential as of the date hereof;

4.8	Assuming the accuracy of the representations made by the Subscriber in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal or provincial governmental authority is required on the part of the Issuer in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the Articles of Amendment, which will have been filed as of the Initial Closing, and (ii) any applicable filings pursuant to Section 4.4 and 4.7 of this Agreement; and

4.9	the Issuer will ensure that the common shares issued hereunder comprising the Shares shall, upon issuance in accordance with the terms hereof, be duly issued as fully paid and non-assessable common shares in the capital of the Issuer.

5.	Closing

5.1	The Subscriber agrees to deliver to the Issuer in accordance with the delivery instructions set out on the cover page:

(a)	this duly completed and executed Subscription Agreement;

(b)	if the Subscriber is an accredited investor, a fully executed and completed Representation Letter in the form of Schedule A;

(c)	if the Subscriber is either a family member, a friend or a business associate, a fully executed and completed Representation Letter in the form of Schedule B;

(d)	if the Subscriber is either a family member, a friend or a business associate and resides in Ontario, and if required, a fully executed and completed Risk Acknowledgement Form in the form of Schedule C in addition to the Representation Letter in the form of Schedule B;

(e)	if the Subscriber is either a family member, a friend or a business associate and resides in Saskatchewan, and if required, a fully executed and completed Risk Acknowledgement Form in the form of Schedule D in addition to the Representation Letter in the form of Schedule B;

(f)	if the Subscriber is not resident in Canada or the United States, a fully executed and completed Offshore Subscriber Certificate in the form of Schedule E;

(g)	if the Subscriber is a resident in the United States, a fully executed and completed U.S. Purchaser Certificate in the form of Schedule F;

(h)	a fully executed and completed Subscriber Information Form in the form of Schedule G;

(i)	a wire transfer payable to the Issuer’s counsel in an amount equal to the aggregate subscription price to the following account (or payment of the same amount in such other manner as may be acceptable to the Issuer), as per the wire instructions provided in Schedule H or Schedule I, as applicable.

5.2	The Closing will be held at the Issuer’s offices at the Closing Time on the Closing Date, or at such other time and place as the Issuer and the Subscribers mutually agree upon, orally or in writing (which time and place are designated as the "Initial Closing"). If there is more than one closing, the term "Closing" applies to each such closing unless otherwise specified.

5.3	If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Issuer of the certificates representing the common shares) have not been complied with to the satisfaction of the Issuer, or otherwise waived by the Issuer, the Issuer and the Subscriber will have no further obligations under this Subscription Agreement.

5.4	Upon Closing and following the issuance of the certificates representing the common shares, each of such certificates representing the common shares subscribed for hereunder shall be delivered to the Subscriber.

5.5	The Issuer shall be entitled to rely on delivery of a facsimile or scanned copy of executed Subscription Agreements, and acceptance by the Issuer of such agreements shall be legally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. Notwithstanding the foregoing, the Subscriber shall deliver originally executed copies of the documents listed in Section 5.1 hereof to the Issuer’s counsel within five Business Days of the Closing Date. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

6.	Privacy Legislation

The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Issuer retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Issuer may be required by applicable securities laws, stock exchange rules and/or the Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of any beneficial purchasers for which the Subscriber is contracting.

7.	Subscriber Acknowledgement

In addition, the Subscriber agrees and acknowledges that:

7.1	the Issuer will deliver certain personal information, including information regarding the name, address, telephone number and amount subscribed for, to the securities regulatory authorities, including the Securities Regulators;

7.2	the information is being collected indirectly by the Securities Regulators under authority granted to them in securities legislation;

7.3	the information is being collected for the purposes of the administration and enforcement of such securities legislation;

7.4	the Subscriber can contact the Support Clerk to the Director of Corporate Finance at the Ontario Securities Commission at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, 416-593-8177 for information regarding the collection and use of this personal information by the Ontario Securities Commission or the Corporate Finance Branch of the Authorité des marchés financiers at financementdessocietes@lautorite.qc.ca, 514-395-0337, 800 Rue du Square-Victoria, 22e étage, Montréal, QC, H4Z 1A1.

8.	Nature of Subscription

This subscription is irrevocable.

9.	Delivery of Certificates

The Subscriber hereby authorizes and directs the Issuer to deliver certificates representing the Securities comprising the Shares to the residential or business address indicated in this subscription.

10.	Return of Subscription Funds

The Subscriber hereby authorizes and directs the Issuer to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest or penalty.

11.	Acceptance of Subscription

This subscription may be accepted in whole or in part by the Issuer at its sole discretion and the right is reserved to the Issuer at its sole discretion to allot to any Subscriber a number of Shares that is lower than that subscribed for. Confirmation of acceptance or rejection of this subscription will be forwarded to the Subscriber promptly after the acceptance or rejection of the subscription by the Issuer. If this subscription is rejected in whole, the funds delivered by the Subscriber representing the purchase price for the Shares subscribed for herein will be promptly returned to the Subscriber, without interest. If this subscription is accepted only in part, the portion of the purchase price representing that portion of the Shares which is not accepted will promptly be returned to the Subscriber, in accordance with Section 10 hereof.

12.	Miscellaneous

12.1	Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Issuer and the Subscribers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Subscribers of the Issuer.

12.2	Further Assurances. A party shall promptly do, sign, deliver or cause to be done, signed and delivered all further acts, documents and things that another party may reasonably require for the purpose of giving effect to this Agreement.

12.3	Subscriber's Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Shares to the Subscriber will be borne by the Subscriber.

12.4	Notice. Any notice, consent or other communication under this Agreement shall be given in writing and delivered by hand or by bailiff or sent by email, and addressed as follows:

(a)	if to the Subscriber, at the address indicated on page (ii) of this Agreement;

(b)	if to the Issuer:

VISION MARINE TECHNOLOGIES INC.

730 Boulevard du Curé-Boivin, Broisbriand, Québec, J7G 2A7, Canada

Attention: Mr. Alexandre Mongeon, President

Tel: 1-450-951-7009

Email: am@electricboats.ca

with copy to:

RENNO & CO INC.,

3 Place Ville-Marie, Suite 400 Montreal, Quebec, H3B 2E3

Attention: Me Toufic Adlouni

Email: toufic@rennoco.com

Such notice, consent or other communication will be deemed to have been given and received on the day it is actually delivered or sent (or if that day is not a Business Day, on the following Business Day), unless it is delivered or sent after 4:30 p.m., in which case it will be deemed to have been given and received on the next Business Day. A party may, from time to time, designate another address in accordance with this Section 12.4.

12.5	Severability. Each provision of this Agreement is separate and distinct and, if a provision of this Agreement is determined to be invalid, illegal or unenforceable, all other provisions will remain in full force and effect.

12.6	Waivers. A failure to act or delay in acting by a party with respect to a non-performance, or the non exercise of a right, under this Agreement will not operate as a waiver of that performance or of that right. The waiver of a right under this Agreement by a party will not be effective unless it is given in a signed writing, in which case it will be effective in the specific instance and for the specific purpose given.

12.7	Default. The debtor of an obligation under this Agreement will be in default of that obligation by the mere lapse of time for performing it.

12.8	Successors and Assigns. This Agreement will bind and be for the benefit of a party’s successor or permitted assign, solidarily between them.

12.9	Non-Assignment. No party may assign or delegate any right or obligation under this Agreement without the prior consent of each other party, which consent may not be unreasonably withheld or delayed.

12.10	Amendment. This Agreement may be amended only in a writing signed by each party.

12.11	Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

12.12	Entire Agreement. This Agreement (including the Exhibits), the Articles of Amendment and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to its subject matter, and any other written or oral agreement relating to its subject matter existing between the parties are expressly cancelled.

12.13	Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement, except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of either party's intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within 30 days after names of potential arbitrators have been proposed by the Canadian Arbitration Association (the "CAA"), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the CAA. The arbitration shall take place in Montreal, Quebec in accordance with the CAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. The arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. Each party will bear its own costs in respect of any disputes arising under this Agreement.

12.14	Governing Law and Jurisdiction. This Agreement is governed by the laws of the province of Québec and the laws of Canada applicable therein (without regard to conflicts of law principles). Subject to Section 12.13, the Parties irrevocably submit all disputes arising out of or relating to this Agreement to the courts of the province of Québec, in the judicial district of Montréal.

12.15	Interpretation. The headings used in this Subscription Agreement have been inserted for convenience of reference only and will not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. Words importing the singular number only will include the plural and vice versa.

12.16	No Partnership. Nothing herein will constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Issuer.

12.17	Counterparts. This Agreement may be signed in any number of counterparts, each of which is deemed to be an original and all of which when taken together are deemed to constitute one and the same instrument. Each counterpart may be delivered by fax or email and a faxed or emailed copy is as effective as an original.

12.18	Language. The Parties expressly acknowledge that they have requested that this Agreement and all ancillary and related documents hereto be drafted in the English language only. Les parties aux présentes reconnaissent avoir exigé que la présente entente et tous les documents qui y sont accessoires soient rédigés en anglais seulement.

SCHEDULE A

REPRESENTATION LETTER

TO BE COMPLETED BY ACCREDITED INVESTORS

TO:	VISION MARINE TECHNOLOGIES INC. (the "Issuer")

In connection with the purchase of Shares of the Issuer by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Schedule A), the Subscriber hereby represents, warrants, covenants and certifies to the Issuer that:

1.    The Subscriber is purchasing the Shares as principal for its own account or is deemed to be acting as principal under Regulation 45-106 respecting Prospectus Exemptions (Quebec) (“Regulation 45-106”);

2.    The Subscriber is an “accredited investor” within the meaning of Regulation 45-106 by virtue of satisfying the indicated criterion as set out in Exhibit A to this Representation Letter; and

3.    If the Subscriber indicates the criterion set out in paragraph (m) of Exhibit A, the Subscriber was not created and is not used solely to purchase or hold securities as an accredited investor as described in that paragraph.

Upon execution of this Schedule A by the Subscriber, this Schedule A shall be incorporated into and form a part of the Subscription Agreement.

Dated:                                                                 , 20___.

Print name of Subscriber
By:
Signature

Print name of Signatory
(if different from Subscriber)

IMPORTANT
PLEASE COMPLETE THE EXHIBITS TO THIS REPRESENTATION LETTER

EXHIBIT A TO SCHEDULE A

TO BE COMPLETED BY ACCREDITED INVESTORS

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY BELOW TO WHICH YOU BELONG

Please complete the Representation Letter to the Corporation by marking your initials beside the category of "accredited investor" to which you belong within the meaning of Section 1.1 of NI 45-106 and Section 73.3(1) of the Securities Act (Ontario), as applicable:

Meaning of "Accredited Investor"

"Accredited investor" is defined in Section 1.1 of NI 45-106 to mean any person who fits within any of the following categories at the time of the sale of securities to that person:

(a)	(i)	except in Ontario, a Canadian financial institution, or a bank listed in Schedule III of the Bank Act (Canada),

(ii)	in Ontario, (A) a bank listed in Schedule I, II or III to the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473 (1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be,

(b)	(i)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

	(ii)	in Ontario, the Business Development Bank of Canada,

(c)	(i)	except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(ii)	in Ontario, a subsidiary of any person referred to in paragraphs (a) through (e) above, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)	(i)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

(ii)	in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations under the Securities Act (Ontario),

(e)		an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

(e.1)		an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(f)	(i)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

(ii)	in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or the government of a province or territory of Canada,

(g)	(i)	except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

(ii)	in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

(h)	(i)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(ii)	in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(i)	(i)	except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(ii)	in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,

[Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of "financial assets" later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of "related liabilities". Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1), then initial paragraph (j.1) instead of this paragraph (j).]

[Note: If you are an accredited investor described in this paragraph (j), and do not meet the higher financial asset threshold set out in paragraph (j.1), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (See Exhibit B hereto).]

(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

[Note: The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1). See definition of "financial assets" below. If you meet the financial asset threshold set out in this paragraph (j.1), you are not required to complete Exhibit B.]

(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, [Note: You are required to complete Exhibit B]

[Note: If individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialed and complete. If you are an accredited investor described in this paragraph (k), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (See Exhibit B hereto).]

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

[Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.]

[Note: If you are an accredited investor described in this paragraph (l), you must deliver a completed Form 45-106F9 – Form for Individual Accredited Investors (See Exhibit B hereto).]

(m)	a person, other than an individual or an investment fund, that has net assets of at least $5,000,000, as shown on its most recently prepared financial statements,

(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in section 2.10 of National Instrument 45-106 (where the person subscribes for a minimum amount investment) and Section 2.19 of National Instrument 45-106 (where the person makes an additional investment in investment funds), or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106 (investment fund reinvestment),

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

Note: If you initialled (t), then indicate the name and category of accredited investor (by reference to the applicable letter of this Exhibit A) of each of the owners of interests (attach additional pages if more than three):

Name	Category of Accredited Investor

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

(v)	a person that is recognized or designated by the securities regulatory authority or, except in and Québec, the regulator as an accredited investor, or

(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent

Note: If you initialed (w), then indicate the name and category of accredited investor (by reference to the applicable letter of this Exhibit A) of each of the following (attach additional pages if more than three trustees):

	Name	Category of Accredited Investor

Individual who established trust:

Trustee

Trustee

Trustee

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY ABOVE TO WHICH YOU BELONG

Interpretative Aids

The following definitions relate to certain of the categories set forth above:

(a)	"Canadian financial institution" means:

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	"Canadian securities regulatory authorities" means the securities commissions and similar regulatory authorities of each of the provinces or territories of Canada;

(c)	"eligibility adviser" means:

(i)	a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

(e)	"financial assets" means:

(i)	cash;

(ii)	securities; or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

(g)	"fully managed account" means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(h)	"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

(i)	"jurisdiction" means a province or territory of Canada;

(j)	"non-redeemable investment fund" means an issuer, (i) whose primary purpose is to invest money provided by its securityholders; (ii) that does not invest (A) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or (B) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and (iii) that is not a mutual fund;

(k)	"person" includes:

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(l)	"related liabilities" means:

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(m)	"securities legislation" means, for the local jurisdiction, the statute and other instruments issued by the securities regulator authority of the local jurisdiction;

(n)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

(o)	"VCC" means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments.

All monetary references in this Schedule A are in Canadian dollars.

EXHIBIT B TO SCHEDULE A

FORM 45-106F9

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: one Voting Common Share – Series Investor 2	Issuer: VISION MARINE TECHNOLOGIES INC.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $ .
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name:

Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
First and last name of salesperson:
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
Contact: VISION MARINE TECHNOLOGIES INC. 730 Boulevard du Curé-Boivin, Boisbriand, Québec J7G 2A7 Attention: Alexandre Mongeon, President Tel: (450) 951-7009 Email: am@electricboats.ca
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE B

REPRESENTATION LETTER

TO BE COMPLETED BY SUBSCRIBERS WHO ARE FAMILY MEMBERS, CLOSE PERSONAL FRIENDS OR CLOSE PERSONAL BUSINESS ASSOCIATES

TO:	VISION MARINE TECHNOLOGIES INC. (the "Corporation")

(Capitalized terms not specifically defined in this Schedule have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached)

In connection with the execution by the undersigned Subscriber of the Subscription Agreement which this Representation Letter forms a part of, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The Subscriber is resident in the jurisdiction described on the face page of this Subscription Agreement;

2.	The Subscriber is purchasing the Shares as principal for its own account;

3.	In connection with the purchase of Shares of the Corporation by the Subscriber, the Subscriber hereby represents and warrants that the Subscriber is:

☐	(a)	a director, executive officer or control person of the Corporation or an affiliate of the Corporation;

☐	(b)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(c)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(d)	a close personal friend of director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(e)	a close business associate of director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(f)	a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Corporation;

☐	(g)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a founder of the Corporation;

☐	(h)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or

☐	(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g).

4.	If the Subscriber is a resident in the Province of Ontario, the Subscriber hereby represents and warrants that the Subscriber is:

☐	(a) a founder of the Corporation;

☐	(b) an affiliate of a founder of the Corporation;

☐	(c) a spouse, parent, grandparent, brother, sister, child or grandchild of an executive officer, director or founder of the Corporation; or

☐	(d) a person that is a control person of the Corporation.

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG

Please briefly describe the nature of the relationship and name of the person to whom you are related:

Interpretive Aids

"Close Personal Friend" is an individual who has known the director, executive officer, founder or control person well enough and for a sufficient period of time to be in a position to assess their capabilities and trustworthiness. The term "close personal friend" can include family members not already specifically identified in the exemption if the family member satisfies the criteria described above. An individual is not a close personal friend solely because the individual is a relative; a member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer or former client or customer; a mere acquaintance; or connected through some form of social media such as Facebook, Twitter or LinkedIn. The relationship between the purchaser and director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, executive officer, founder or control person.

"Close Business Associate" is an individual who has had sufficient prior business dealings with the director, executive officer, founder or control person to be in a position to assess their capabilities and trustworthiness. An individual is not a close business associate solely because the individual is a member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer or former client or customer; a mere acquaintance; or connected through some form of social media such as Facebook, Twitter or LinkedIn. The relationship between the purchaser and director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, executive officer, founder or control person.

"Control Person" means any person that holds or is one of a combination of persons that holds: (a)a sufficient number of any of the securities of the Corporation so as to affect materially the control of the Corporation; or (b) more than 20% of the voting shares of the Corporation except where there is evidence showing the holding of the shares does not affect materially the control of the Corporation.

"Executive Officer" means, for the Corporation, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(c)	an officer of the Corporation or any of its subsidiaries and who performs a policy-making function in respect of the Corporation, or

(d)	performing a policy-making function in respect of the Corporation. "Founder" means a person or company who,

(a)	acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation, and

(b)	at the time of the proposed trade, is actively involved in the business of the Corporation.

"Person" includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative.

Name of Subscriber (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above different than name of Subscriber)

DATED at                         this                         day of                       , 20___.

SCHEDULE C

Ontario Investors Only

FORM 45-106F12

RISK ACKNOWLEDGEMENT FORM FOR ONTARIO FAMILY, FRIENDS AND BUSINESS ASSOCIATES

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Shares	Issuer: VISION MARINE TECHNOLOGIES INC.
Purchased from: VISION MARINE TECHNOLOGIES INC. (the Issuer of the Shares)
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement [Instruction: initial all boxes in Section 2]
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status [Instruction: initial one or more boxes that apply]
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you.	Your initials

A) You are:

1. [check all applicable boxes]

☐ a director of the issuer or an affiliate of the issuer

☐ an executive officer of the issuer or an affiliate of the

☐ issuer a control person of the issuer or an affiliate of the

☐ issuer

☐ a founder of the issuer

OR

2. [check all applicable boxes]

☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of                          [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position at the issuer or an affiliate of the issuer:

You are the                             of that person or that person’s spouse.

[Instruction: To qualify for this investment, the person listed above must be (a) your spouse or (b) your or your spouse’s parent, grandparent, brother, sister, child or grandchild.]

C) You are a close personal friend of                                [Instruction: Insert the name of your close personal friend], who holds the following position at the issuer or an affiliate of the issuer:                               .

You have known that person for                       years.

D) You are a close business associate of                                [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer:                                .

You have known that person for                       years.

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
Contact: VISION MARINE TECHNOLOGIES INC. 730 Boulevard du Curé-Boivin, Boisbriand, Québec J7G 2A7 Attention: Alexandre Mongeon, President Tel: (450) 951-7009 Email: am@electricboats.ca
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.
Signature of executive officer of the issuer (other than the purchaser):	Date:

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

3.	The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus Exemptions. For guidance on the meaning of “close personal friend” and “close business associate”, please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus Exemptions

SCHEDULE D

RISK ACKNOWLEDGEMENT FORM

TO BE COMPLETED BY SUBSCRIBERS RESIDENT IN SASKATCHEWAN

WHO ARE FAMILY MEMBERS, CLOSE PERSONAL FRIENDS OR CLOSE PERSONAL BUSINESS ASSOCIATES BUT ARE NOT ACCREDITED INVESTORS AS PER SCHEDULE A

Risk Acknowledgement Form

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge this is a risky investment:

•      I am investing entirely at my own risk.

•      No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

•      The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.

•      I will not be able to sell these securities for 4 months.

•      I could lose all the money I invest.

•     I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $                     [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of                            [state name], who is a                       [state title – founder, director, senior officer or control person] of VISION MARINE TECHNOLOGIES INC. or its affiliate                     .

I acknowledge that I am purchasing based on my close relationship with                    [state name of founder, director, senior officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date                                                       Signature of Purchaser

                                                                 Print name of Purchaser

  Sign 2 copies of this document. Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

•	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

•	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

•	You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

•	You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

SCHEDULE E

OFFSHORE SUBSCRIBER’S CERTIFICATE

TO BE COMPLETED BY SUBSCRIBERS RESIDENT IN A JURISDICTION OUTSIDE OF CANADA AND THE UNITED STATES

TO: VISION MARINE TECHNOLOGIES INC. (the “Corporation”)

All terms not otherwise defined herein shall have the meaning ascribed thereto in the Subscription Agreement to which this Schedule F is attached.

The undersigned subscriber (the “Subscriber”) hereby represents, covenants and certifies to the Corporation that:

(i)	the Subscriber (or any Beneficial Purchaser) is not a resident of Canada or the United States or subject to applicable Canadian securities laws and the decision to purchase the Securities was taken in the Subscriber’s jurisdiction of residence;

(ii)	the issuance of the Securities to the Subscriber (or any Beneficial Purchaser) may be effected by the Corporation without the necessity of the filing of a prospectus or any document with or obtaining any approval from or effecting any registration with any governmental entity or similar regulatory authority having jurisdiction over the Subscriber (or any Beneficial Purchaser) and will not cause the Corporation to become subject to, or require it to comply with, any disclosure, prospectus, filing, registration or reporting requirements under any applicable laws of the Subscriber’s jurisdiction of residence;

(iii)	the Subscriber (or any Beneficial Purchaser) is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the Subscriber’s jurisdiction of residence which would apply to the purchase of the Securities (other than the securities laws of Canada and the United States);

(iv)	the Subscriber (or any Beneficial Purchaser), is purchasing the Securities pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of the Subscriber’s jurisdiction of residence or, if such is not applicable, each is permitted to purchase the Securities under the applicable securities laws of the Subscriber’s jurisdiction of residence without the need to rely on an exemption;

(v)	the Subscriber (or any Beneficial Purchaser), will not sell, transfer, exercise or dispose of the Securities except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer, exercise or disposition which violates applicable Canadian or United States securities laws;

(vi)	the issuance of the Securities to the Subscriber (or any Beneficial Purchaser) complies with the requirements of all applicable laws in the jurisdiction of its residence; and

(vii)	the Subscriber will provide such evidence of compliance with all such matters as the Corporation or its legal counsel may request.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date (as defined in the Subscription Agreement to which this Schedule F is attached) and the Subscriber acknowledges that this certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Date.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

SCHEDULE F

PROVISIONS APPLICABLE TO A UNITED STATES PURCHASER
CERTIFICATION OF U.S. PURCHASER

NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended.

TO:VISION MARINE TECHNOLOGIES INC. (the "Corporation")

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the undersigned (the "Purchaser") represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment and it is able to bear the economic risk of loss of the investment in the Shares;

(b)	the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares, including access to the Corporation’s public filings available on the Internet at www.sedar.com, and that any answers to questions and any request for information have been complied with to the Purchaser’s satisfaction;

(c)	it is purchasing the Shares for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a "Beneficial Purchaser"), for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Shares has any intention to distribute either directly or indirectly any of the Shares in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Shares pursuant to registration thereof pursuant to the United States Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities laws or under an exemption from such registration requirements;

(d)	it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Shares is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Purchaser must initial "SUB" for the Purchaser, and "BP" for each Beneficial Purchaser, if any, on the appropriate line(s)):

Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as definedin Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of theUnited States Securities Exchange Act of 1934, as amended; or

Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

Category 12.	Any director or executive officer of the Corporation; or

Category 13.	A natural person whose individual net worth, or joint net worth with his or her spouse, excluding the value of his or her primary residence net of any mortgage obligation secured by the property, exceeds US$1,000,000. For purposes of this calculation, if the mortgage or other indebtedness secured by the Purchaser’s primary residence exceeds its value and the mortgagee or other lender has recourse to the Purchaser personally for any deficiency, the amount of any excess must be considered a liability and deducted from the Purchaser’s net worth; or

Category 14.	A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.

$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(e)	it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF CONSOLIDATED BANKINGHOLDING INC. (THE "COMPANY") THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S ("REGULATION S") UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED TO THE CORPORATION’S TRANSFER AGENT.

THESE SECURITIES MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES. IF THE COMPANY IS A "FOREIGN ISSUER" WITHIN THE MEANING OF REGULATION S AT THE TIME OF TRANSFER PURSUANT TO RULE 904 OF REGULATION S, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM ODYSSEY TRUST LLC. UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO ODYSSEY TRUST LLC. AND, IF SO REQUIRED BY THE CORPORATION’S TRANSFER AGENT, AN OPINION OF COUNSEL, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT";

provided that, if any Shares are being sold in accordance with Rule 904 of Regulation S, and if the Corporation is a "foreign issuer" within the meaning of Regulation S at the time of sale, the legend may be removed by providing to the Corporation’s transfer agent (i) a declaration in the form attached hereto as Appendix A (or as the Corporation may prescribe from time to time) and (ii) if required by the Corporation’s transfer agent, an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, or other evidence reasonably satisfactory to the Corporation, that the proposed transfer may be effected without registration under the 1933 Act;

and provided, further, that, if any Shares are being sold under Rule 144, the legend may be removed by delivering to the Corporation’s transfer agent an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(f)	it acknowledges that the Shares are "restricted securities", as such term is defined under Rule 144 under the 1933 Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the 1933 Act and applicable state securities laws, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Shares absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Shares, directly or indirectly, except as permitted by paragraph (e) above and the legend included therein;

(g)	it understands and acknowledges that (i) if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the 1933 Act may not be available for resales of the Shares and (ii) the Corporation is not obligated to make Rule 144 under the 1933 Act available for resales of such Shares;

(h)	it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Shares in the United States;

(i)	the office or other address of the Purchaser at which the Purchaser received and accepted the offer to purchase the Shares is the address listed on this Agreement on the first page of this Agreement;

(j)	it understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any of the Shares; the Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser’s acquisition or disposition of such Shares;

(k)	it understands and acknowledges that the Corporation (i) is not obligated to remain a "foreign issuer" within the meaning of Regulation S, (ii) may not, at the time the Shares are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Corporation not to be a foreign issuer, and if the Corporation is not a foreign issuer at the time of sale or transfer of the Shares pursuant to Rule 904 of Regulation S, the certificates representing the Shares may continue to bear the legend described above by paragraph (e);

(l)	it understands and agrees that the Shares have not been and will not be registered under the 1933 Act, or applicable state securities laws, and the Shares are being offered and sold to the Purchaser in reliance upon exemptions available under Rule 506 of Regulation D under the 1933 Act and/or Section 4(2) of the 1933 Act;

(m)	it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(n)	it has not purchased the Shares as a result of any form of "general solicitation" or "general advertising" (as defined under Regulation D of the 1933 Act), including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o)	it understands and acknowledges that the Corporation is incorporated outside the United States and its properties are located outside the United States. Consequently, it may be difficult to provide service of process on the Corporation for court proceedings in the United States and it may be difficult to enforce any judgment against the Corporation in the United States; and

(p)	it acknowledges that the representations, warranties and covenants hereto are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase the Shares. It agrees that by accepting Shares it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Purchaser undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Purchaser or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Dated:                                      , 20___.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity

Type of Entity	Signature

Signature of Person Signing	Print or Type Name

Print or Type Name and Title of Person Signing

APPENDIX "A" TO SCHEDULE "F"

Declaration for Removal of Legend

TO:     The registrar and transfer agent for the common shares of Vision Marine Technologies Inc. (the "Corporation").

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number                                   , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), and (B) certifies that (1) the undersigned is not an "affiliate" (as defined in Rule 405 under the 1933 Act) of the Corporation; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By:	Dated:
Signature

Name (please print)

SCHEDULE G

FOR COMPLETION BY ALL SUBSCRIBERS

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.	Security Holdings. The Subscriber and all persons acting jointly and in concert with the Subscriber own, directly or indirectly, or exercises control or direction over (provide additional detail as applicable):

☐	Securities of Vision Marine Technologies Inc. (the "Corporation") and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional shares or other kinds of securities of the Corporation:

☐	No shares of the Corporation or securities convertible into shares of the Corporation.

2.	Insider Status. The Subscriber either:

☐	Is an "Insider" of the Corporation, by virtue of being:

(a)	a director or senior officer of the Corporation;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Corporation;

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Issuer’s outstanding voting shares;

(d)	the Corporation itself if it holds any of its own securities.

☐	Is not an Insider of the Corporation.

3.	Pro Group Status. The Subscriber either:

☐	Is a Member of the "Pro Group", which is defined in the Rules of the Exchange as either individually or as a group:

1.	the member (i.e. a member of the Exchange under the Exchange requirements);

2.	employees of the member;

3.	partners, officers and directors of the member;

4.	affiliates of the member; and

5.	associates of any parties referred to in subparagraphs 1 through 5;

☐	Is not a member of the Pro Group.

Dated at                              this                         day of                        , 20___.

(Name of Subscriber – please print)

(Telephone Number of Subscriber)

(e-mail address)

(Signature of Subscriber or Authorized Signatory, as applicable)

(If applicable, print name of Authorized Signatory and Office)

SCHEDULE “H”

CAD WIRE INSTRUCTIONS

BENEFICIAIRY INFORMATION
VISION MARINE TECHNOLOGIES INC.
Also doing business under the name of:
LA COMPAGNIE CANADIENNE DE BATEAUX ÉLECTRIQUES CANADIAN ELECTRIC BOAT COMPANY
730 Boul. Cure-Boivin
Boisbriand (Qc) Canada J7G 2A7

CANADIAN FUNDS ACCOUNT

BENEFICIARY'S ACCOUNT-
Institution No.	Branch No.	Account No.

Ordering Customer (Remitter) Required Information

The full legal name, address and account number or other reference number, if any, of the Ordering Customer (Remitter) is required. This is as per Canada’s Proceeds of Crime (Money Laundering) and Terrorist Financing Act and in accordance with the Financial Action Task Force Special Recommendation VII.

[END OF SUBSCRIPTION AGREEMENT]